Exhibit 10.10

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 7, 2015 (this “Amendment”), is entered into among EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and SUNTRUST BANK, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 30, 2012, as amended by that certain First Amendment to Credit Agreement and Security Agreement dated as of June 7, 2013, by that certain Second Amendment to Credit Agreement dated as of December 24, 2013 and by that certain Third Amendment to Credit Agreement dated as of May 8, 2014 (as the same may be further amended, modified, extended, supplemented or restated from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement, as provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments and Acknowledgement.

(a) Subsection (v) of the definition of Consolidated EBITDA is amended in its entirety as follows:

(x) nonrecurring expenses incurred in connection with consummated acquisitions of, or joint ventures with respect to, Restricted Subsidiaries (whether such acquisitions or joint ventures are with respect to assets or Capital Stock) permitted pursuant to the terms hereof with respect to (1) transaction fees and transfer taxes incurred in connection with the acquisition of 66% of the share capital of Centrum Elektronicznych Uslug Platniczych “eService” sp. z.o.o. in an aggregate amount not to exceed $6,250,000 in any twelve month period and (2) transaction fees incurred in connection with any other consummated transaction and (y) nonrecurring expenses incurred in connection with unconsummated acquisitions or joint ventures (whether such acquisitions or joint ventures are with respect to assets or Capital Stock) that would have been permitted pursuant to the terms hereof if so consummated, in an aggregate amount not to exceed $1,500,000 in any twelve month period; provided that all such expenses set forth in clauses (x) and (y) shall be added back in the period in which they are incurred.

(b) The definition of “Indebtedness” is amended by including the following sentence at the end of such definition:

“Indebtedness” shall not include Settlement Obligations incurred in the ordinary course of business.

(c) The definition of “Consolidated Net Debt” is amended in its entirety as follows:

“Consolidated Net Debt” shall mean, as of any date, Consolidated Total Debt minus (i) cash or Permitted Investments of Loan Parties in excess of $10,000,000 held in deposit accounts or securities accounts, as applicable, subject to customary deposit account or securities account control agreements in favor of the Administrative Agent; provided that the aggregate amount of cash subtracted from Consolidated Total Debt pursuant to this clause (i) shall in no event exceed $25,000,000, and minus (ii) the aggregate outstanding amount of any Prefunded Debt Facility; provided that Consolidated Net Debt shall be calculated without regard to any Excluded Repurchase Obligation.

(d) The definition of “Consolidated Total Debt” is amended in its entirety as follows:

“Consolidated Total Debt” shall mean, as of any date, all Indebtedness of the Borrower and its Restricted Subsidiaries measured on a consolidated basis as of such date, but excluding the Indebtedness of the type described in subsection (xi) of the definition thereof and excluding Permitted Intercompany Subordinated Debt.

(e) The definition of Consolidated Senior Leverage Ratio is deleted in its entirety.

(f) The following definitions are added to Section 1.1 of the Credit Agreement in the proper alphabetical order:

“BIN/ISO Agreements” means (a) any sponsorship, depository, processing or similar agreement with a bank or financial institution providing for the use of such bank or financial institution’s BIN or ICA (or similar mechanism) to clear credit card transactions through one or more card associations, or (b) any agreement with any independent sales organization or similar entity related to, or providing for, payments processing to merchant customers.

“Permitted Intercompany Subordinated Debt” shall mean any Indebtedness of the Borrower or any Restricted Subsidiary (i) that is extended by an Unrestricted Subsidiary to the Borrower or a Restricted Subsidiary, (ii) that is unsecured and expressly subordinated to the Obligations on terms satisfactory to the Administrative Agent and the Required Lenders in their sole discretion and (iii) that matures by its terms no earlier than twelve months after the later of the Revolving Commitment Termination Date or the Maturity Date then in effect, with no payments of interest, principal or otherwise permitted prior to such maturity.

“Settlement” means the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business.

“Settlement Asset” means any cash, receivable or other property, including a Settlement Receivable, due or conveyed to a Person in consideration for a Settlement made or arranged, or to be made or arranged, by such Person or an Affiliate of such Person.

“Settlement Lien” means a Lien securing obligations arising under or related to any Settlement or Settlement Obligation that attaches to (i) Settlement Assets (including any assignment of Settlement Assets in consideration of Settlement Payments), (ii) any intraday or overnight overdraft or automated clearing house exposure or asset specifically related to Settlement Assets, (iii) loss reserve accounts specifically related to Settlement Assets, (iv) merchant suspense funds specifically related to Settlement Assets or (v) rights under any BIN/ISO Agreement or fees paid or payable under any BIN/ISO Agreement.

“Settlement Obligations” means any payment or reimbursement obligation in respect of a Settlement Payment.

“Settlement Payment” means the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement.

“Settlement Receivable” means (a) receivables from card associations for transactions processed on behalf of merchants and (b) receivables from merchants for the portion of the discount fee related to reimbursement of the interchange expense and other fees payable to card associations.

(g) Section 6.2 of the Credit Agreement is deleted and replaced with “[Reserved]”.

(h) Section 6.5 of the Credit Agreement is amended by deleting “or the Consolidated Senior Leverage Ratio”.

(i) Section 7.1 of the Credit Agreement is amended by inserting a new subsection (q) at the end of such section as follows:

“(q) Permitted Intercompany Subordinated Debt”.

(j) Section 7.2 of the Credit Agreement is amended by inserting a new subsection (r) at the end of such section as follows:

“(r) Settlement Liens.”

(k) The parties hereto acknowledge and agree that the Additional Commitment Amount referred to in Section 2.23 of the Credit Agreement shall be reset upon the execution of this Amendment to a basket of $50,000,000 without reduction for any Commitments provided by UBS AG and MUFG Union Bank, N.A. on or before June 6, 2015.

2. Effectiveness; Conditions Precedent. This Amendment shall be effective when all of the conditions set forth in this Section 2 shall have been satisfied (the “Fourth Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment signed by or on behalf of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

(b) The Administrative Agent shall have received a counterpart of the Fee Letter dated as of the date hereof signed by or on behalf of the Borrower and the Administrative Agent.

3. Expenses. Subject to the limitations set forth in Section 11.3 of the Credit Agreement, the Loan Parties agree to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4. Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.

5. Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a) It has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Amendment.

(d) The execution and delivery of this Amendment does not (i) contravene the terms of its Organization Documents, (ii) violate any Law or (iii) contravene any contracts to which such Loan Party is bound.

6. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as written) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (b) no event has occurred and is continuing which constitutes a Default.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

GUARANTORS:	EVO MERCHANT SERVICES, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

ENCORE PAYMENT SYSTEMS, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

VISION PAYMENT SOLUTIONS, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

NATIONWIDE PAYMENT SOLUTIONS, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

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COMMERCE PAYMENT GROUP, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

EVO DIRECT, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

PRODIGY PAYMENT SYSTEMS, LLC, Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

MOMENTUM PAYMENT SYSTEMS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

MOCA PAYMENT SYSTEMS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

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POWERPAY, LLC, a Maine limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

POWERPAY CAPITAL, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

EVO PAYMENT SYSTEMS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

EVO POWERPAY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

CVE EVO, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

E-ONLINEDATA, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

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E-ONLINEDATA-POWERPAY, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

MEINC, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

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ADMINISTRATIVE AGENT:	SUNTRUST BANK,
as Administrative Agent Issuing Bank and Swingline Lender

	By:	/s/ David Bennett
Name: David Bennett
Title: Director

LENDERS:	SUNTRUST BANK,
as a Lender

	By:	/s/ David Bennett
Name: David Bennett
Title: Director

FIFTH THIRD BANK,
as a Lender

	By:	/s/ Carrie Weisman
	Name:	Carrie Weisman
	Title:	VP

JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/ Bruce Borden
	Name:	Bruce Borden
	Title:	Executive Director

PEOPLE’S UNITED BANK, N.A., as a Lender

	By:	/s/ Antonia Badolato
Name: Antonia Badolato
Title: Senior Vice President, Region Manager

SANTANDER BANK, N.A. (f/k/a SOVEREIGN BANK),
as a Lender

	By:	/s/ Douglas J. Meyer
Name: Douglas J. Meyer
Title: Vice President

SYNOVUS BANK,
as a Lender

	By:	/s/ Matthew Mckee
Name: Matthew Mckee
Title: Corporate Banker

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COMERICA BANK, as a Lender

By:	/s/ Timothy O’Rourke
Name:	Timothy O’Rourke
Title:	Vice President

COMMUNITY & SOUTHERN BANK, as a Lender

By:	/s/ Brian R. McLean
Name:	Brian R. McLean
Title:	SVP, Director Corporate Banking

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jonathan Jacob
Name:	Jonathan Jacob
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott E. Yost
Name:	Scott E. Yost
Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ Knight D. Kieffer
Name:	Knight D. Kieffer
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ G. Mandellay, Jr.
Name:	G. Mandellay, Jr.
Title:	SVP

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Chris Droussiotis
Name:	Chris Droussiotis
Title:	Managing Director

AIB DEBT MANAGEMENT LTD, as a Lender

By:	/s/ Roisin O’Connell
Name:	Roisin O’Connell
Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Fern Lindsay
Name:	Fern Lindsay
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

ALLIED IRISH BANKS PLC, as a Lender

By:	/s/ Roisin O’Connell
Name:	Roisin O’Connell
Title:	Senior Vice President

By:	/s/ Fern Lindsay
Name:	Fern Lindsay
Title:	Vice President

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Christina Boyle
Name: Christina Boyle
Title: Director